UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 31, 2008

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed by WellCare Health Plans, Inc. (the “Company”) to correct the effective date of the covered period for capitation payments under the Department of Community Health Contract No. 0654, between the Georgia Department of Community Health and WellCare of Georgia, Inc., a wholly-owned subsidiary of the Registrant (“WellCare GA”), described in the Current Report on Form 8-K filed by the Company on January 30, 2008.  This amendment is intended to amend and replace the aforementioned Form 8-K filing in its entirety.

Item 1.01  Entry into a Material Definitive Agreement.

On January 25, 2008, the Registrant received executed amendment number 5 to its Medicaid Managed Care and Family Health Plus Model Contract between the New York State Department of Health and WellCare of New York, Inc., a wholly-owned subsidiary of the Registrant (“WellCare NY”), pursuant to which WellCare NY participates in the New York State Family Health Plans and Medicaid programs.  The amendment, among other things, revises the capitation payment rates.  The amendment became effective April 1, 2007.  A copy of the amendment is attached as exhibit 10.1 to this Current Report on Form 8-K.

On January 30, 2008, the Registrant received an executed amendment number 2 to its Department of Community Health Contract No. 0654, between the Georgia Department of Community Health and WellCare GA, pursuant to which WellCare GA administers Medicaid services in the State of Georgia.  The amendment, among other things, amends the capitation payments for the period July 1, 2007 through June 30, 2008.  A copy of the amendment is attached as exhibit 10.2 to this Current Report on Form 8-K.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the above-described amendments.  The above description is qualified in its entirety by reference to the amendments.

In the interest of providing interested parties with full access to its federal, state and county contracts, the Registrant has elected to file such contracts with the Securities and Exchange Commission.  The Registrant does not believe that its business is substantially dependent on many of these contracts when each is taken individually.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

None.

(b)  Pro Forma Financial Information.

None.

(c)  Shelf Company Transaction.

None.

(d)   Exhibits.

The following exhibits are filed as part of this report:

10.1	Amendment number 5 to the Medicaid Managed Care and Family Health Plus Model Contract between the New York State Department of Health and WellCare of New York, Inc.
10.2	Amendment number 2 to the Department of Community Health Contract No. 0654, between the Georgia Department of Community Health and WellCare of Georgia, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2008	WELLCARE HEALTH PLANS, INC. /s/ Heath Schiesser
Heath Schiesser
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment number 5 to the Medicaid Managed Care and Family Health Plus Model Contract between the New York State Department of Health and WellCare of New York, Inc.
10.2	Amendment number 2 to the Department of Community Health Contract No. 0654, between the Georgia Department of Community Health and WellCare of Georgia, Inc.